UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 30, 2021 (August 27, 2021)

Date of Report (Date of earliest event reported)

iFresh Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38013	82-0664764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2-39 54th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 628-6200

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	IFMK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 27, 2021, the Registrant received a notification letter (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) advising the Registrant that, because the Registrant has not filed its Form 10-Q for the period ended June 30, 2021 and the Registrant remains delinquent in filing its Form 10-K for the fiscal year ended March 31, 2021 as stated in Nasdaq’s notification letter dated July 15, 2021 (the “July 15 Notice”), the Registrant does not comply with Nasdaq’s Listing Rules for continued listing. Nasdaq Listing Rule 5250(c)(1) (the “Rule”) requires a company to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “Commission”) through the EDGAR system (the “Filing Requirement”).

The Registrant may submit a plan to return to compliance with the Rule. The Notice states that, if Nasdaq accepts the Registrant’s compliance plan, it may be eligible for additional time of up to 180 calendar days from the due date of the Form 10-K, or until January 10, 2022, to regain compliance with the Filing Requirement. The Registrant intends to provide a plan to return to compliance with the Rule to Nasdaq.

If the compliance plan is not accepted, Nasdaq will provide written notification to the Registrant that its common stock is subject to delisting. Similarly, if the plan is accepted, but the Company fails to regain compliance by the end of the plan period, the Company would receive a delisting notice. Following receipt of a delisting notice, the Registrant may request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”). The request for a hearing, which must be granted, will initially stay any suspension or delisting action, and the Company may request that the stay be extended through the hearing and the expiration of any additional extension period granted by the Panel following the hearing. The granting of an extended stay is at the Panel’s discretion.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2021

iFRESH INC.

By:	/s/ Long Deng
Name:	Long Deng
Title:	Chief Executive Officer

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